UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 2, 2021

SONENDO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40988	20-5041718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

26061 Merit Circle, Suite 102

Laguna Hills, CA 92653

(Address of principal executive offices) (Zip Code)

(949) 766-3636

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	SONX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2021, Sonendo, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware and the Company’s amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) became effective on such date. The Company’s board of directors and stockholders previously approved the amendment and restatement of these documents to be effective upon the closing of the Company’s initial public offering.

The Amended and Restated Certificate and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. A description of certain terms of the Amended and Restated Certificate and Amended and Restated Bylaws is set forth in the section titled “Description of Capital Stock” in the final prospectus relating to the Company’s registration statement on Form S-1 (File No. 333-260136), as amended (the “Registration Statement”). The terms of the Amended and Restated Certificate and the Amended and Restated Bylaws are substantially the same as the terms set forth in the forms previously filed as Exhibit 3.2 and 3.4, respectively, to the Company’s Registration Statement.

Item 8.01. Other Events.

On November 2, 2021, the Company completed its initial public offering of 7,800,000 shares of the Company’s common stock, $0.001 par value per share (the “Common Stock”), at a public offering price of $12.00 per share, pursuant to the Registration Statement. The gross proceeds from the initial public offering were $93,600,000, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Sonendo, Inc.

3.2	Amended and Restated Bylaws of Sonendo, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONENDO, INC.

Date: November 2, 2021	By:	/s/ Bjarne Bergheim
Bjarne Bergheim
President and Chief Executive Officer